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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 24, 2003

                                 ---------------

                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                   -------------------------------------------
             (Exact name of registrant as specified in its charter)

          DELAWARE                    0-19277                13-3317783
----------------------------  ------------------------  -----------------------
(State or other jurisdiction        (Commission             (IRS Employer
     of incorporation)              File Number)          Identification No.)


         The Hartford Financial Services Group, Inc.
         Hartford Plaza
         Hartford, Connecticut                                   06115-1900
         -------------------------------------------             ----------
         (Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code:      (860) 547-5000
                                                         --------------


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Item 5.      OTHER EVENTS

On March 18, 2003, Chief Judge Korman of the United States District Court for the Eastern District of New York issued a Memorandum and Order granting the motion of plaintiffs Mac Arthur Company and Western MacArthur Company (collectively, the "Mac Arthur Companies") to dismiss voluntarily the action captioned Mac Arthur Company, et al. v. Home Insurance Company, et al., Case No. 00-CV-5940, in favor of a parallel action brought by the Mac Arthur Companies and others against Hartford Accident and Indemnity Company ("Hartford A&I") and other insurers in October 2002 in the Superior Court for the State of California, Alameda County, captioned Mitchell, et al. v. Argonaut Insurance Company, et al., No. 2002 067900. The Court's Memorandum and Order became effective on March 24, 2003.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                    THE HARTFORD FINANCIAL SERVICES GROUP, INC.


Date: March 25, 2003                By: /s/ NEAL S. WOLIN
                                        ---------------------------------------
                                        Name:  Neal S. Wolin
                                        Title: Executive Vice President and
                                               General Counsel